Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, Richard N. Cabela, do hereby make, constitute and appoint Thomas L. Millner and Ralph W. Castner, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Cabela’s Incorporated on Form 10-K for the fiscal year ended January 2, 2010, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 24th day of February, 2010.

/s/ Richard N. Cabela
Richard N. Cabela

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, James W. Cabela, do hereby make, constitute and appoint Thomas L. Millner and Ralph W. Castner, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Cabela’s Incorporated on Form 10-K for the fiscal year ended January 2, 2010, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 24th day of February, 2010.

/s/ James W. Cabela
James W. Cabela

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, Dennis Highby, do hereby make, constitute and appoint Thomas L. Millner and Ralph W. Castner, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Cabela’s Incorporated on Form 10-K for the fiscal year ended January 2, 2010, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 24th day of February, 2010.

/s/ Dennis Highby
Dennis Highby

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, Theodore M. Armstrong, do hereby make, constitute and appoint Thomas L. Millner and Ralph W. Castner, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Cabela’s Incorporated on Form 10-K for the fiscal year ended January 2, 2010, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 24th day of February, 2010.

/s/ Theodore M. Armstrong
Theodore M. Armstrong

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, John H. Edmondson, do hereby make, constitute and appoint Thomas L. Millner and Ralph W. Castner, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Cabela’s Incorporated on Form 10-K for the fiscal year ended January 2, 2010, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 24th day of February, 2010.

/s/ John H. Edmondson
John H. Edmondson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, John Gottschalk, do hereby make, constitute and appoint Thomas L. Millner and Ralph W. Castner, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Cabela’s Incorporated on Form 10-K for the fiscal year ended January 2, 2010, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 24th day of February, 2010.

/s/ John Gottschalk
John Gottschalk

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, Reuben Mark, do hereby make, constitute and appoint Thomas L. Millner and Ralph W. Castner, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Cabela’s Incorporated on Form 10-K for the fiscal year ended January 2, 2010, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 24th day of February, 2010.

/s/ Reuben Mark
Reuben Mark

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, Michael R. McCarthy, do hereby make, constitute and appoint Thomas L. Millner and Ralph W. Castner, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Cabela’s Incorporated on Form 10-K for the fiscal year ended January 2, 2010, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 24th day of February, 2010.

/s/ Michael R. McCarthy
Michael R. McCarthy